SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2004

CAPITAL TITLE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9396	87-0399785
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

14648 North Scottsdale Road Scottsdale, Arizona	85254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 624-4200

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

99.1	News release issued by the Registrant on February 17, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 17, 2004 the Registrant released its financial results for its fourth quarter ended December 31, 2003. A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SIGNATURES

The information in this Form 8-K, including the exhibits, shall not be deemed to be “filed” for purposes of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL TITLE GROUP, INC.

By:	/s/ Mark C. Walker	Dated: February 17, 2004
Mark C. Walker
Vice President, Chief Financial Officer, Secretary and Treasurer

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